Filed under Rule 497(e)
Registration No. 333-08653

SEASONS SERIES TRUST

(the “Registrant”)

Supplement dated March 9, 2018, to the Registrant’s Prospectus dated July 28, 2017, as supplemented and amended to date

Effective immediately, the following is added as the last paragraph of the section entitled “ACCOUNT INFORMATION — Transaction Policies — Execution of requests”:

Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in a Portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, a Portfolio may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.